Related Party Disclosures	12 Months Ended
Dec. 31, 2020
Related party transactions [abstract]
Related Party Disclosures

31. Related party disclosures

As a result of the acquisition of Cutanea, the research and development cooperation as well as a sublease agreement, the following relationships with the Maruho Group are in place:

in EUR thousands	December 31, 2020	December 31, 2019	December 31, 2018
Revenue from research collaborations	493	686	129
Revenue from license agreements	6,000	-	-
Income from the reimbursement of costs by Maruho	659	6,215	-
Income from subleases	33	34	34
Accounts receivables	-	149	-
Purchase price liability Cutanea (earn-out and start-up costs)	17,811	14,720	-
Other liabilties	-	72	-

Under the earn-out agreement with Maruho in connection with the acquisition of Cutanea Life Sciences, Inc. in March 2019, profits from the sale of Cutanea products will be shared equally between Maruho and Biofrontera until 2030. For further details, please refer to the presentation under Note 11 “Other financial liabilities”. Furthermore, Maruho had agreed to provide an amount of up to USD 7.3 million as start-up financing for Cutanea’s redesigned business activities (“Start-up Costs”). The outstanding Start-Up Costs were drawn down in full in fiscal 2020 and are repayable to Maruho by 2023. Furthermore, Maruho reimbursed restructuring costs resulting from pre-contract obligations in the current fiscal year.

In April 2020, Biofrontera entered into an exclusive license agreement with Maruho Co, Ltd, Osaka, Japan (Maruho) for the development and commercialization of Ameluz® for all indications in East Asia and Oceania. The agreement has a term of 15 years from the start of sales in the countries covered by the agreement. Under the agreement, Maruho receives exclusive development and marketing rights, including permission to sublicense Ameluz® in Japan, China, Korea, India, Pakistan, Vietnam, the Philippines, Australia, New Zealand, and surrounding countries and islands (territory of applicability). Maruho is entitled, with Biofrontera’s consent, to conduct its own research and development under the license agreement. Maruho will grant to Biofrontera a royalty-free and perpetual license to any results of such research and development conducted by Maruho for commercialization outside the Territory. Under the License Agreement, Biofrontera will supply Ameluz® to Maruho at cost plus 25%, while Maruho has an obligation to use commercially reasonable efforts to develop, register and commercialize Ameluz® in all countries in the Applicable Territory. Under the license agreement, Maruho has made a one-time payment of EUR 6 million to Biofrontera AG. Further future payments will be due upon the achievement of certain regulatory and sales milestones. Maruho will also pay royalties of initially 6% of net sales in the countries of the scope, which may increase to 12% depending on sales volumes and will decrease in the event of generic launches in these countries.

The agreement concluded on March 19, 2019 to continue the research collaboration with Maruho in the field of branded generics expired as planned during the reporting period and is currently not being continued. Under this agreement, Biofrontera has prepared the formulation of one of four compounds investigated in an earlier project phase (phase 1) in Biofrontera’s nanoemulsion for entry into the clinical phase, and Biofrontera has a right to use all research results.

During 2020, we received no additional advisory services from supervisory board member Dr. Ulrich Granzer. In the previous year Dr. Granzer assisted the Company with key issues relating to the preparation of the applications for approval submitted to the regulatory authorities in Europe and the U.S. During the fiscal year ending December 31, 2020, advisory services in the amount of EUR 0 were provided by Granzer Regulatory Consulting & Services (previous year: 1 thousand). The amounts stated here do not include statutory value added tax at the current rate of 19%. The underlying consultancy agreement was approved with due consideration of the applicable legal and regulatory framework.

In the 2020 financial year, there were no further reportable transactions or relationships with related parties beyond those described above or in sections 29 and 30.

The group of related parties is limited to the group of persons and companies mentioned there. The group of key management personnel is limited to the Management Board and Supervisory Board.

In the context of the underlying holding structure, Biofrontera AG is responsible for the administrative and management tasks. Biofrontera AG is also responsible for the financing of the currently still loss-making business areas, as it is a listed company and consequently enjoys optimal access to the capital market.

Due to the close cooperation between the Group companies, intercompany billing is applied, which is adjusted annually according to requirements.